UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

NAVARRE CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of BDO Seidman LLP
Audited Combined Financial Statements - Year Ended
Unaudited Combined Financial Statements - Three Months Ended
Unaudited Pro Forma Condensed Combined Balance Sheet

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 17, 2005, Navarre Corporation filed a Current Report on Form 8-K reporting, among other things, that on May 11, 2005 it completed the acquisition of all of the partnership interests of FUNimation Productions, Ltd and The FUNimations Store, Ltd. (collectively “FUNimations”). As part of the 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

The description of the acquisition of FUNimation contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Partnership Interest Purchase Agreement and Amendment No. 1 thereto dated as of January 10, 2005 and May 11, 2005, respectively, which were filed as exhibits to the Form 8-K’s filed with the SEC on January 11, 2005 and May 17, 2005, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

The correct number of options to purchase shares of Navarre Corporation common stock issued to Mr. Fukunaga in connection with his post-acquisition employment with FUNimation was 250,000, not 150,000. This correct figure was listed in the Form 3 filed by Mr. Fukunaga on May 20, 2005.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Audited combined financial statements for FUNimation Productions, Ltd. and The FUNimation Store, Ltd. as of and for the years ended December 31, 2004, 2003 and 2002, including the notes thereto.

Unaudited combined financial statements for FUNimation Productions, Ltd. and The FUNimation Store, Ltd. as of March 31, 2005 and for the three months ended March 31, 2005 and 2004, including the notes thereto.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet of Navarre Corporation as of March 31, 2005.

Unaudited pro forma condensed combined statement of operations of Navarre Corporation for the year ended March 31, 2005.

(c)	Exhibits

10.1	*	Amendment No. 1 to Partnership Interest Purchase Agreement dated May 11, 2005.

10.2	*	Second Amended and Restated Credit Agreement dated May 11, 2005 between the Company and General Electric Capital Corporation.

23.1	Consent of BDO Seidman LLP

99.1*	Press Release issued by Navarre Corporation issued May 11,2005.

99.2	Audited combined financial statements for FUNimation Productions, Ltd. and The FUNimation Store, Ltd. as of and for the years ended December 31, 2004, 2003 and 2002, including the notes thereto.

99.3	Unaudited combined financial statements for FUNimation Productions, Ltd. and The FUNimation Store, Ltd. as of March 31, 2005 and for the three months ended March 31, 2005 and 2004, including the notes thereto.

99.4	Unaudited pro forma condensed combined balance sheet of Navarre Corporation as of March 31, 2005. Unaudited pro forma condensed combined statement of operations of Navarre Corporation for the year ended March 31, 2005.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: July 25, 2005	By:	/s/ DIANE D. LAPP
		Name:	Diane D. Lapp
		Title:	Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1 *	Amendment No. 1 to Partnership Interest Purchase Agreement dated May 11, 2005.

10.2 *	Second Amended and Restated Credit Agreement dated May 11, 2005 between the Company and General Electric Capital Corporation.

23.1	Consent of BDO Seidman LLP

99.1 *	Press Release issued by Navarre Corporation issued May 11, 2005

99.2	Audited combined financial statements for FUNimation Productions, Ltd. and The FUNimation Store, Ltd. as of and for the years ended December 31, 2004, 2003 and 2002, including the notes thereto.

99.3	Unaudited combined financial statements for FUNimation Productions, Ltd. and The FUNimation Store, Ltd. as of March 31, 2005 and for the three months ended March 31, 2005 and 2004, including the notes thereto.

99.4	Unaudited pro forma condensed combined balance sheet of Navarre Corporation as of March 31, 2005. Unaudited pro forma condensed combined statement of operations of Navarre Corporation for the year ended March 31, 2005.

*	Previously filed.